Exhibit 4.12
FORTY-FIRST SUPPLEMENTAL INDENTURE
FORTY-FIRST SUPPLEMENTAL INDENTURE (this “Forty-First Supplemental Indenture”), dated as of April 1, 2020, among T-Mobile USA, Inc. (the “Company”), the entities listed on Schedule I hereto (the “New Guarantors”), the existing guarantors signatory hereto (the “Existing Guarantors”) and Deutsche Bank Trust Company Americas, as trustee under the Indenture referred to below (the “Trustee”).
W I T N E S S E T H:
WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture, dated as of April 28, 2013 (the “Base Indenture”) as amended and supplemented with respect to the Company’s (a) 6.500% Senior Notes due 2024 pursuant to the Fifteenth Supplemental Indenture dated as of November 21, 2013 (the “6.500% 2024 Notes”), (b) 6.000% Senior Notes due 2023 pursuant to the Seventeenth Supplemental Indenture dated as of September 5, 2014 (the “6.000% 2023 Notes”), (c) 6.375% Senior Notes due 2025 pursuant to the Eighteenth Supplemental Indenture dated as of September 5, 2014 (the “6.375% 2025 Notes”), (d) 6.500% Senior Notes due 2026 pursuant to the Twentieth Supplemental Indenture dated as of November 5, 2015 (the “6.500% 2026 Notes”), (e) 4.000% Senior Notes due 2022 pursuant to the Twenty-Third Supplemental Indenture dated as of March 16, 2017 (the “4.000% 2022 Notes”), (f) 5.125% Senior Notes due 2025 pursuant to the Twenty-Fourth Supplemental Indenture dated as of March 16, 2017 (the “5.125% 2025 Notes”), (g) 5.375% Senior Notes due 2027 pursuant to the Twenty-Fifth Supplemental Indenture dated as of March 16, 2017 (the “5.375% 2027 Notes”), (h) 4.000% Senior Notes due 2022 pursuant to the Twenty-Sixth Supplemental Indenture dated as of April 27, 2017 (the “4.000% 2022-1 Notes”), (i) 5.125% Senior Notes due 2025-1 pursuant to the Twenty-Seventh Supplemental Indenture dated as of April 28, 2017 (the “5.125% 2025-1 Notes”), (j) 5.375% Senior Notes due 2027-1 pursuant to the Twenty-Eighth Supplemental Indenture dated as of April 28, 2017 (the “5.375% 2027-1 Notes”), (k) 4.500% Senior Notes due 2026 pursuant to the Thirty-Third Supplemental Indenture dated as of January 25, 2018 (the “4.500% 2026 Notes”), (l) 4.750% Senior Notes due 2028 pursuant to the Thirty-Third Supplemental Indenture dated as of January 25, 2018 (the “4.750% 2028 Notes”), (m) 4.500% Senior Notes due 2026-1 pursuant to the Thirty-Fifth Supplemental Indenture dated as of April 30, 2018 (the “4.500% 2026-1 Notes”) and (n) 4.750% Senior Notes due 2028-1 pursuant to the Thirty-Sixth Supplemental Indenture dated as of April 30, 2018 (the “4.750% 2028-1 Notes” and together with the 6.500% 2024 Notes, the 6.000% 2023 Notes, the 6.375% 2025 Notes, the 6.500% 2026 Notes, the 4.000% 2022 Notes, the 5.125% 2025 Notes, the 5.375% 2027 Notes, the 4.000% 2022-1 Notes, the 5.125% 2025-1 Notes, the 5.375% 2027-1 Notes, the 4.500% 2026 Notes, the 4.750% 2028 Notes and the 4.500% 2026-1 Notes, the “Notes”), and as amended and supplemented by the Eleventh Supplemental Indenture dated as of May 1, 2013, the Sixteenth Supplemental Indenture dated as of August 11, 2014, the Nineteenth Supplemental Indenture dated as of September 28, 2015, the Thirtieth Supplemental Indenture dated as of May 9, 2017, the Thirty-Fourth Supplemental Indenture dated as of April 26, 2018, the Thirty-Seventh Supplemental Indenture dated as of May 20, 2018, the Thirty-Eighth Supplemental Indenture dated as of December 20, 2018 and the Fortieth Supplemental Indenture,

dated as of September 27, 2019 (the Base Indenture as so amended and supplemented, the “Indenture”);
WHEREAS, Section 4.17 of the Indenture provides that under certain circumstances the Company is required to cause the New Guarantors to execute and deliver to the Trustee a supplemental indenture pursuant to which the New Guarantors shall become Guarantors of the applicable Notes on the terms and conditions set forth herein; and
WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee, the Company, the Existing Guarantors and the New Guarantors are authorized to execute and deliver this Forty-First Supplemental Indenture.
NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the New Guarantors, the Existing Guarantors and the Trustee mutually covenant and agree for the benefit of the Holders of the applicable Notes as follows:
1. Defined Terms. As used in this Forty-First Supplemental Indenture, capitalized terms used but not defined herein shall have the meaning set forth in the Indenture. The words “herein,” “hereof” and “hereby” and other words of similar import used in this Forty-First Supplemental Indenture refer to this Forty-First Supplemental Indenture as a whole and not to any particular section hereof.
2. Agreement to Guarantee. The New Guarantors hereby agree to unconditionally guarantee the Company’s obligations under the Notes and the Indenture on the terms and subject to the conditions set forth in the Indenture including but not limited to ARTICLE X thereof.
3. Notices. All notices or other communications to the Company and the New Guarantors shall be given as provided in Section 12.02 of the Indenture.
4. Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly contemplated hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.
5. Governing Law. THIS FORTY-FIRST SUPPLEMENTAL INDENTURE WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
6 The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Forty-First Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the New Guarantors and the Company.
7. Counterpart Originals. This Forty-First Supplemental Indenture may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed will be deemed to be an original and all of which taken together will constitute one and the same agreement. The exchange of copies of this Forty-First Supplemental Indenture
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and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Forty-First Supplemental Indenture as to the parties hereto and may be used in lieu of the original Forty-First Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF transmission shall be deemed to be their original signatures for all purposes. The parties may sign any number of copies of this Forty-First Supplemental Indenture. Each signed copy will be an original, but all of them together represent the same agreement.
8. Headings, etc. The headings of the Articles and Sections of this Forty-First Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part of this Forty-First Supplemental Indenture and will in no way modify or restrict any of the terms or provisions hereof.
[Signatures on following page]
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IN WITNESS WHEREOF, the parties hereto have caused this Forty-First Supplemental Indenture to be duly executed, as of the date first above written.
SPRINT CORPORATION

By: /s/ Jud Henry
        Name: Jud Henry
        Title: Senior Vice President, Finance and Treasurer

SPRINT COMMUNICATIONS, INC.

By: /s/ Jud Henry
        Name: Jud Henry
        Title: Vice President and Treasurer

SPRINT CAPITAL CORPORATION

By: /s/ Jud Henry
        Name: Jud Henry
        Title: Vice President and Treasurer

[Forty-First Supplemental Indenture]

ALDA WIRELESS HOLDINGS, LLC
AMERICAN TELECASTING DEVELOPMENT, LLC
AMERICAN TELECASTING OF ANCHORAGE, LLC
AMERICAN TELECASTING OF COLUMBUS, LLC
AMERICAN TELECASTING OF DENVER, LLC
AMERICAN TELECASTING OF FORT MYERS, LLC
AMERICAN TELECASTING OF FT. COLLINS, LLC
AMERICAN TELECASTING OF GREEN BAY, LLC
AMERICAN TELECASTING OF LANSING, LLC
AMERICAN TELECASTING OF LINCOLN, LLC
AMERICAN TELECASTING OF LITTLE ROCK, LLC
AMERICAN TELECASTING OF LOUISVILLE, LLC
AMERICAN TELECASTING OF MEDFORD, LLC
AMERICAN TELECASTING OF MICHIANA, LLC
AMERICAN TELECASTING OF MONTEREY, LLC
AMERICAN TELECASTING OF REDDING, LLC
AMERICAN TELECASTING OF SANTA BARBARA, LLC
AMERICAN TELECASTING OF SEATTLE, LLC
AMERICAN TELECASTING OF SHERIDAN, LLC
AMERICAN TELECASTING OF YUBA CITY, LLC
APC REALTY AND EQUIPMENT COMPANY, LLC
ASSURANCE WIRELESS OF SOUTH CAROLINA, LLC
ASSURANCE WIRELESS USA, L.P.
ATI SUB, LLC
BOOST WORLDWIDE, LLC
BROADCAST CABLE, LLC
CLEAR WIRELESS LLC
CLEARWIRE COMMUNICATIONS LLC
CLEARWIRE CORPORATION
CLEARWIRE HAWAII PARTNERS SPECTRUM, LLC
CLEARWIRE IP HOLDINGS LLC
CLEARWIRE LEGACY LLC
CLEARWIRE SPECTRUM HOLDINGS II LLC
CLEARWIRE SPECTRUM HOLDINGS III LLC
CLEARWIRE SPECTRUM HOLDINGS LLC
CLEARWIRE XOHM LLC
FIXED WIRELESS HOLDINGS, LLC
FRESNO MMDS ASSOCIATES, LLC

By: /s/ Jud Henry
        Name: Jud Henry
        Title: Vice President and Treasurer

[Forty-First Supplemental Indenture]

INDEPENDENT WIRELESS ONE LEASED REALTY CORPORATION
KENNEWICK LICENSING, LLC
MINORCO, LLC
NEXTEL COMMUNICATIONS OF THE MID-ATLANTIC, INC.
NEXTEL OF NEW YORK, INC.
NEXTEL RETAIL STORES, LLC
NEXTEL SOUTH CORP.
NEXTEL SYSTEMS, LLC
NEXTEL WEST CORP.
NSAC, LLC PCTV GOLD II, LLC
PCTV SUB, LLC
PEOPLE’S CHOICE TV OF HOUSTON, LLC
PEOPLE’S CHOICE TV OF ST. LOUIS, LLC
PRWIRELESS PR, LLC
SIHI NEW ZEALAND HOLDCO, INC.
SN HOLDINGS (BR I) LLC
SN UHC 1, INC.
SN UHC 3, INC.
SN UHC 4, INC.
SPEEDCHOICE OF DETROIT, LLC
SPEEDCHOICE OF PHOENIX, LLC
SPRINT (BAY AREA), LLC
SPRINT COMMUNICATIONS COMPANY L.P.
SPRINT COMMUNICATIONS COMPANY OF NEW HAMPSHIRE, INC.
SPRINT COMMUNICATIONS COMPANY OF VIRGINIA, INC.
SPRINT CONNECT LLC
SPRINT CORPORATION
SPRINT CORPORATION
SPRINT EBUSINESS, INC.
SPRINT ENTERPRISE MOBILITY, LLC
SPRINT ENTERPRISE NETWORK SERVICES, INC.
SPRINT EWIRELESS, INC.
SPRINT HOLDCO, LLC
SPRINT INTERNATIONAL COMMUNICATIONS CORPORATION
SPRINT INTERNATIONAL HOLDING, INC.
SPRINT INTERNATIONAL INCORPORATED
SPRINT INTERNATIONAL NETWORK COMPANY LLC
SPRINT PCS ASSETS, L.L.C.
SPRINT SOLUTIONS, INC.
SPRINT SPECTRUM HOLDING COMPANY, LLC

By: /s/ Jud Henry
        Name: Jud Henry
        Title: Vice President and Treasurer
[Forty-First Supplemental Indenture]

SPRINT SPECTRUM L.P.
SPRINT SPECTRUM REALTY COMPANY, LLC
SPRINT/UNITED MANAGEMENT COMPANY
SPRINTCOM, INC.
SWV SIX, INC.
TDI ACQUISITION SUB, LLC
TRANSWORLD TELECOM II, LLC
US TELECOM, INC.
USST OF TEXAS, INC.
UTELCOM LLC
VIRGIN MOBILE USA – EVOLUTION, LLC
VMU GP, LLC
WBS OF AMERICA, LLC
WBS OF SACRAMENTO, LLC
WBSY LICENSING, LLC
WCOF, LLC
WIRELESS BROADBAND SERVICES OF AMERICA, L.L.C.
WIRELINE LEASING CO., INC.

By: /s/ Jud Henry
        Name: Jud Henry
        Title: Vice President and Treasurer

[Forty-First Supplemental Indenture]

T-MOBILE USA, INC.

By: /s/ J. Braxton Carter
             Name: J. Braxton Carter
             Title: Executive Vice President and
              Chief Financial Officer

T-MOBILE US, INC.

By: /s/ J. Braxton Carter
             Name: J. Braxton Carter
             Title: Executive Vice President and
              Chief Financial Officer

[Forty-First Supplemental Indenture]

IBSV LLC
Layer3 TV, Inc.
L3TV Chicagoland Cable System, LLC
L3TV Colorado Cable System, LLC
L3TV Dallas Cable System, LLC
L3TV DC Cable System, LLC
L3TV Detroit Cable System, LLC
L3TV Los Angeles Cable System, LLC
L3TV Minneapolis Cable System, LLC
L3TV New York Cable System, LLC
L3TV Philadelphia Cable System, LLC
L3TV San Francisco Cable System, LLC
L3TV Seattle Cable System, LLC
MetroPCS California, LLC
MetroPCS Florida, LLC
MetroPCS Georgia, LLC
MetroPCS Massachusetts, LLC
MetroPCS Michigan, LLC
MetroPCS Networks California, LLC
MetroPCS Networks Florida, LLC
MetroPCS Nevada, LLC
MetroPCS New York, LLC
MetroPCS Pennsylvania, LLC
MetroPCS Texas, LLC
PushSpring, Inc.
T-Mobile Central LLC
T-Mobile Financial LLC
T-Mobile Leasing LLC
T-Mobile License LLC
T-Mobile Northeast LLC
T-Mobile PCS Holdings LLC
T-Mobile Puerto Rico Holdings LLC
T-Mobile Puerto Rico LLC
T-Mobile Resources Corporation
T-Mobile South LLC
T-Mobile Subsidiary IV LLC
T-Mobile US, Inc.
T-Mobile West LLC
Theory Mobile, Inc.
By: /s/ J. Braxton Carter
             Name: J. Braxton Carter
             Title: Authorized Person

[Forty-First Supplemental Indenture]

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By: /s/ Jeffrey Schoenfeld
             Name: Jeffrey Schoenfeld
             Title: Vice President

By: /s/ Chris Niesz
             Name: Chris Niesz
             Title: Vice President

[Forty-First Supplemental Indenture]

Schedule I

Entity	Jurisdiction of Organization
Sprint Corporation	Delaware
Sprint Communications, Inc.	Kansas
Sprint Capital Corporation	Delaware
Alda Wireless Holdings, LLC	Delaware
American Telecasting Development, LLC	Delaware
American Telecasting of Anchorage, LLC	Delaware
American Telecasting of Columbus, LLC	Delaware
American Telecasting of Denver, LLC	Delaware
American Telecasting of Fort Myers, LLC	Delaware
American Telecasting of Ft. Collins, LLC	Delaware
American Telecasting of Green Bay, LLC	Delaware
American Telecasting of Lansing, LLC	Delaware
American Telecasting of Lincoln, LLC	Delaware
American Telecasting of Little Rock, LLC	Delaware
American Telecasting of Louisville, LLC	Delaware
American Telecasting of Medford, LLC	Delaware
American Telecasting of Michiana, LLC	Delaware
American Telecasting of Monterey, LLC	Delaware
American Telecasting of Redding, LLC	Delaware
American Telecasting of Santa Barbara, LLC	Delaware
American Telecasting of Seattle, LLC	Delaware
American Telecasting of Sheridan, LLC	Delaware
American Telecasting of Yuba City, LLC	Delaware
APC Realty and Equipment Company, LLC	Delaware
Assurance Wireless of South Carolina, LLC	Delaware
Assurance Wireless USA, L.P.	Delaware
ATI Sub, LLC	Delaware
Boost Worldwide, LLC	Delaware
Broadcast Cable, LLC	Delaware
Clear Wireless LLC	Nevada
Clearwire Communications LLC	Delaware
Clearwire Corporation	Delaware
Clearwire Hawaii Partners Spectrum, LLC	Nevada
Clearwire IP Holdings LLC	New York
Clearwire Legacy LLC	Delaware
Clearwire Spectrum Holdings II LLC	Nevada
Clearwire Spectrum Holdings III LLC	Nevada
Clearwire Spectrum Holdings LLC	Nevada

Clearwire XOHM LLC	Delaware
Fixed Wireless Holdings, LLC	Delaware
Fresno MMDS Associates, LLC	Delaware
Independent Wireless One Leased Realty Corporation	Delaware
Kennewick Licensing, LLC	Delaware
MinorCo, LLC	Delaware
Nextel Communications of the Mid-Atlantic, Inc.	Delaware
Nextel of New York, Inc.	Delaware
Nextel Retail Stores, LLC	Delaware
Nextel South Corp.	Georgia
Nextel Systems, LLC	Delaware
Nextel West Corp.	Delaware
NSAC, LLC	Delaware
PCTV Gold II, LLC	Delaware
PCTV Sub, LLC	Delaware
People’s Choice TV of Houston, LLC	Delaware
People’s Choice TV of St. Louis, LLC	Delaware
PRWireless PR, LLC	Delaware
SIHI New Zealand Holdco, Inc.	Kansas
SN Holdings (BR I) LLC	Delaware
SN UHC 1, Inc.	Delaware
SN UHC 3, Inc.	Delaware
SN UHC 4, Inc.	Delaware
SpeedChoice of Detroit, LLC	Delaware
SpeedChoice of Phoenix, LLC	Delaware
Sprint (Bay Area), LLC	Delaware
Sprint Communications Company L.P.	Delaware
Sprint Communications Company of New Hampshire, Inc.	New Hampshire
Sprint Communications Company of Virginia, Inc.	Virginia
Sprint Connect LLC	Delaware
Sprint Corporation	Kansas
Sprint Corporation	Missouri
Sprint eBusiness, Inc.	Kansas
Sprint Enterprise Mobility, LLC	Delaware
Sprint Enterprise Network Services, Inc.	Kansas
Sprint eWireless, Inc.	Kansas
Sprint HoldCo, LLC	Delaware
Sprint International Communications Corporation	Delaware
Sprint International Holding, Inc.	Kansas
Sprint International Incorporated	Delaware
Sprint International Network Company LLC	Delaware

Sprint PCS Assets, L.L.C.	Delaware
Sprint Solutions, Inc.	Delaware
Sprint Spectrum Holding Company, LLC	Delaware
Sprint Spectrum L.P.	Delaware
Sprint Spectrum Realty Company, LLC	Delaware
Sprint/United Management Company	Kansas
SprintCom, Inc.	Kansas
SWV Six, Inc.	Colorado
TDI Acquisition Sub, LLC	Delaware
Transworld Telecom II, LLC	Delaware
US Telecom, Inc.	Kansas
USST of Texas, Inc.	Texas
Utelcom LLC	Kansas
Virgin Mobile USA – Evolution, LLC	Delaware
VMU GP, LLC	Delaware
WBS of America, LLC	Delaware
WBS of Sacramento, LLC	Delaware
WBSY Licensing, LLC	Delaware
WCOF, LLC	Delaware
Wireless Broadband Services of America, L.L.C.	Delaware
Wireline Leasing Co., Inc.	Delaware